EXHIBIT 32.1
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                   Certification of Periodic Financial Report
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Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, Andrew E. Kersey, the President and Chief Executive Officer, and Jeffery A. Baird, the Chief Financial Officer of CAS Medical Systems, Inc., (the "issuer"), do hereby certify that the report on Form 10-Q accompanying this certification (the "report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



/s/ Andrew E. Kersey
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Andrew E. Kersey
President and Chief Executive Officer
CAS Medical Systems, Inc.

May 6, 2008




/s/ Jeffery A. Baird
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Jeffery A. Baird
Chief Financial Officer
CAS Medical Systems, Inc.

May 6, 2008